Exhibit 99.1

Charles B. Eddy Chief Financial Officer September 2003 Intevac, Inc.

Cautionary Disclaimer

NASDAQ NM Shares Outstanding Market Cap 12.3M Intevac Intensified Imaging Business Unique Next Generation Digital Imaging Systems for Night Vision Transitioning From Contract R&D to Product Revenues Significant Growth Opportunity Multiple Military applications already in qualification Commercial market in development Medium Term Potential > $200 Million/year Equipment Products Business Hard Disk Drive Media Coating Equipment Market Share Leader Top 6 customers use Intevac Equipment Significant Recovery and Growth Opportunity New tools driven by capacity and technology upgrades Short Term Potential > $100 Million/year $ 117M IVAC

Equipment Products Business To Be the Leading Supplier of Equipment and Services to the Hard Disk Drive Industry Built Upon: Winning Our Customer's Trust By Delivering Timely Results Enabling Our Customer to Improve Their Business Results Through Our Product Innovation and Enhancement of Customer Productivity Opportunity The HDD Industry is a $20B Business With Significant Technology and Cost Challenges Capital spending is > $1B Intevac share today is < 5% Mission

Hard Drive Disk Industry 1995-1998 H1 Great Years For Intevac Intevac Wins 50% of Business Total Revenue $ 303M Peak Revenue $ 125M Cash Generated $ 33M Peak Valuation $ 282M Peak Share Price $ 22.50

Hard Drive Disk Industry 1998 H2 - 2002
The Desert Years

- **Industry Financials In Bad Shape**



EPS$
Profitability of Publicly Traded HDD Companies
4
2
0
-2
-4
-6
-$4.82
-$3.91
-$0.88
-$0.31
$0.69
1998
1999
2000
2001
2002

Source: H&A Diskcon 2003

- **Rapid Growth in Areal Density Enables Lower Costs By Reducing Number of Parts Per Drive**



Disks Per Drive
2
1
1998
1999
2000
2001
2002
2003
2004
2005
2006

Source: TrendFocus

- **Major Customer and Supplier Consolidation**
  - **Companies providing media coating systems decline from four to just Intevac and one other**
- **No Intevac Production System Sales**
- **Intevac HDD Related Revenues Limited to Upgrades and Spares (~$20M per year)**

030923-24-26_KF
Innovation at the Speed of Light
intevac

Source: HGST Diskcon 2003 Hard Drive Disk Industry 2003 - 2006 Multiple Factors Aligning for Bright Future for Intevac Our Customers Are Profitable Source: H&A Diskcon 2003 Areal Density Growth Slowing Enabling Customers to Achieve Improved ROI Technology Change Requires New Generation Equipment With >12 Layer Capability Areal Density (Gb/in2) Number of HDD Sold Additional Capacity Required to Meet Growth of Market

Next Generation System Market Opportunity Top Down Analysis 240 Million HDDs/Year 180 Equivalent "MDP 250Bs" 1.3 Disks/HDD 550 Disks/Hr. 400 Million HDDs/Year = = = Today 2006 277 Equivalent "MDP 250Bs" 1.2 Disks/HDD 550 Disks/Hr. 218 Equivalent "200 Leans" 1.2 Disks/HDD 700 Disks/Hr. Total Opportunity @ $4.5 Million ASP New Capacity Upgrade/Replacement Total $342 Million 76 200 Lean's $639 Million 142 200 Lean's $981 Million 218 200 Lean's

Equipment Products Business Strategy Develop Competitive Next Generation System Win Majority of Technology and Capacity Hard Disk Drive Media Coating Tool Buys in 2003 - 2006 Timeframe Build Service, Spares and Consumable Business Protect against cyclic nature of system buys Establish larger presence in Asia to manage after system sales business Expand Served Available Market by Developing Equipment for Other Hard Disk Drive Manufacturing Applications

Equipment Products Business Strategy Execution Intevac(r) 200 Lean: Next Generation Media Coating System 40% higher productivity than previous system High flexibility to enable customers to rapidly change configuration for future media technologies No practical limit on number of process steps that can be accommodated 200% more factory space efficient than competitor's product Q3 03: 200 Lean wins first major competition for next generation media factory First shipments Q4 03

Equipment Business Model 2004 Goal - Significant Profits

Imaging Business Mission

To Be The Global Leader in Low Light High Performance Imaging Products Built Upon:

- Intevac's extremely sensitive low noise photon detectors in the sub 1.7 micron wavelength
- Leveraging advances from the digital world to provide cost effective, smart imaging solutions
- Strategic partnerships with major system providers to address multiple markets


Addressed Wavelengths
Light Wavelength (Micron)
0.4
Near IR
0.9
1.7
Medium Wave IR
3.0
5.0
Long Wave IR
8.0
14.0
Low Light Vision
Reflected Light
From "Dark" Heavens or Eye-safe Illumination
Produces Recognizable Image
Emitted Heat
Requires Temperature Variations
Produces Detectable Image
– Cannot read alphanumerics
– Cannot penetrate glass
Intensified Imaging
Served Market of Infrared Camera Companies

030923-24-26_KF

Innovation at the Speed of Light

intevac

Intensified Imaging History >$60 Million Spent On Development Of Next Generation Technology Night Vision Business Sold 1st Model 120 Camera Portable LIVAR(r)2200 System 1st Airborne LIVAR(r) 1991 2000 1995 1996 1997 1998 1999 2001 2002 1992 1993 1994 Development Beta Manufacturing 2003 2004 1st Lowlight NightVista(tm) Camera Intevac Founded $120M Shipments of Gen III Tubes Manufacturing Technology Team Remain

Intensified Imaging Products & Applications Airborne Laser Anti-Missile Homeland Security Manportable Maritime Long Range LIVAR(r) Head Mounted Display NightVista(tm) Photon-Processor(tm) Solid State Sensor Medium to Short Range Security Cameras

Military Intensified Imaging Products Military Prefers to Fight In The Dark Military Is Evolving to "Network Centric" Warfare Intevac Has Developed Revolutionary Digital Based Intensified Imaging Products That Address The Imaging Sensor Inputs to Command & Control Sensors Command & Control Shooters Objects Sensor Grid Shooter Grid Information Information Control Negated Objects Information Grid Source: "Observation on the Emergence of Network Centrix Warfare; Stein, Fred P.

Cost Effective Long Range Imaging LIVAR(r) Covert Target Identification at Long Range Eye-Safe Compact and Light Weight Man Portable Retrofitable to Existing Targeting Systems LIVAR(r)2200

How LIVAR(r) Works Detect Forward Looking Infra Red Or Radar Or GPS Coordinates Communicate Digital Information Range and Illuminate Eye Safe Laser Covert Image 5x Increase in ID Range

LIVAR(r) Technology Breakthrough Alphanumeric Sees Through Glass Range = 11km over water at Night Range = 28 km at Night Range = 10 km at Night

LIVAR(r) 2200 Congress Makes LIVAR(r) a Budget Line Item to Accelerate Its Deployment

CETS: Cost Effective Targeting System Santa Clara, California, July 3, 2002 - Intevac, Inc. (NASDAQ: IVAC), today announced an order from DRS Sensor Systems, Inc. ("DRS") for the Phase 2 System Development of a LIVAR(r) sub-system to be incorporated into Cost Effective Targeting System ("CETS") . CETS is an autonomous gimbal-mounted sensor suite for Unmanned Ground Vehicle ("UGV") applications designed to provide target detection, location and identification.

Airborne Laser Program ST. LOUIS, July 18, 2002 -- The first Airborne Laser (ABL) aircraft, extensively modified by Boeing [NYSE: BA] to house the revolutionary ABL ballistic missile-defense system, successfully flew for the first time today.

Short To Medium Range Night Vision Heavy, Cumbersome Direct View (Blinded by Light) Vacuum Tube Technology Expensive Today (1970's Technology) Light, Compact Video Output (Day/Night Operation) Solid State Intevac Device Low Cost, Low Power Tomorrow Market Opportunity > $200M / Year

Photon-Processor(tm) Extreme Low Light Level Digital Video Imager Low Cost Patented Technology Camera Electronics On-chip Day/Night Operation SXGA (1024 X 1280) Resolution Low Power <600 Mw @ 3 VDC Photon-Processor(tm) Uses Electron Bombardment Active Pixel Sensor (EBAPS(tm)) Technology Light Photoelectrons CMOS Imager Video Output Photocathode

Head-Mounted Cameras Gen III Night Vision Performance Coupled with a High Resolution Miniature Display 1st Camera Shipments Q1 03 Multiple Customers for Different Programs Military HMD * Company Estimate $200M Annual Potential Military Market Beginning 2007*

Military Intensified Imaging Product Pipe Line ABL LIVAR(r) Airborne Program Head Mounted Cameras Vehicle Mounted LIVAR(r) Cost Effective Targeting LIVAR(r) Man Portable LIVAR(r) Naval LIVAR(r) UAV LIVAR(r) Technology Demonstration Production Phase 2003 2004 2005 2006 2007 2008 $13 Million $ 42 Million $ 1000 + Million $ 200 Million $ 20 Million TBD TBD $ 150 Million Typical Production Run: 8-10 years Engineering & Manufacturing Development Phase $$

Commercialized Intensified Imaging Business

Leveraging Technology Developed for Military both at Intevac and Elsewhere

Large Scale Infrastructure Security Using LIVAR®


Port Authority


Infrastructure Support


Water Watch


Extended Runway


Ferry or Tanker Watch


Border Control

- **LIVAR® Enables Automated Detection and Identification of Potential Threats Over Large Areas**
- **Available Q4 2003**

Short to Medium Range Night Time Security/Surveillance



- **NightVista™ Extreme Low Light Video Cameras**

030923-24-26_KF
Innovation at the Speed of Light
intevac

Imaging Business Model Military Commercial Blended 2004 Goal - Breakeven

Intevac 2004 Financial Objectives Equipment - Significant Profits Imaging - Breakeven Operating Cash Flow - Positive Conversion of $29.5 Million of Convertible Notes to Equity Increase Net Worth Increase Float Reduce Interest Expense $29.5 Million 4.2 Million Shares $1.9 Million/Year

Intevac Summary Intensified Imaging Business Unique Technology to Address Significant and Growing Markets Significant Market Military market development in process Commercial market development starting Equipment Products Business Major New Equipment Investment Cycle Starting Market Share Leader New System, 200 Lean, For Next Generation Media Technology First Shipment Q4 03 Opportunity for Significant Revenue and Value Growth Medium Term Potential > $200 Million/year Short Term Potential > $100 Million/year